UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 25, 2011

VENTURA ASSETS LIMITED
(Exact name of registrant as specified in its charter)

Colorado	000-53186	37-1441050
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1700 Pacific Avenue, Suite 1880, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(214) 855-0808

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant

On April 25, 2011, Ventura Assets Limited (the “Company”) executed a letter agreement engaging Rosenberg Rich Baker Berman & Company (“RRBB”) as its independent registered public accounting firm, thereby effectively dismissing its former independent registered public accounting firm, Silberstein Ungar, PLLC (the “Former Accountant”) and terminating the Former Accountant’s engagement.  The Former Accountant’s reports dated March 16, 2011 and March 18, 2010, on the Company’s balance sheets as of December 31, 2010,  2009 and 2008, and the related statements of operations, stockholders’ deficit, and cash flows for the years then ended and for the period from August 9, 2002 (inception) through December 31, 2010 (the “2010 and 2009 Financial Statements”), did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than language expressing substantial doubt as to the Company’s ability to continue as a going concern.

To the knowledge of current Company management, in connection with the audit of the Company’s 2010 and 2009 Financial Statements, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the matter in their report.  The Company has provided the Former Accountant with a copy of this Report and requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of the Former Accountant’s letter provided in response to the Company’s request will be filed as an exhibit to an amendment to this report within 2 days from receipt thereof.

As noted above, RRBB was engaged on April 25, 2011 as the principal accountant to audit the financial statements of the Company.  The decision to engage RRBB was recommended to and approved by the Board of Directors.

During the two most recent fiscal years and subsequent to December 31, 2010 through the date of engagement, neither the Company nor anyone on its behalf consulted with RRBB, regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered  on the Company’s financial statements, nor has RRBB provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable event.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2011	VENTURA ASSETS LIMITED

	By:	/s/ Nathan Halsey
Nathan Halsey,
President, Chief Executive Officer and Secretary